EXHIBIT 99.1

        PRELIMINARY INFORMATION FOR THE MONEY STORE SBA LOAN TRUST 1997-1

                     The Money Store Investment Corporation
                                       and
                        The Money Store of New York, Inc.
                                     Sellers

          The Money Store SBA Loan-Backed Adjustable-Rate Certificates,
                                  Series 1997-1

                       [$130,200,000] Class A Certificates
                        [$9,800,000] Class B Certificates


The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Sellers. PSI makes no representations as to the accuracy of such information provided to it by the Sellers. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                          Preliminary Summary of Terms



                     THE MONEY STORE INVESTMENT CORPORATION


                         The Money Store SBA Loan-Backed
                   Adjustable Rate Certificates, Series 1997-1

                       [$130,200,000] Class A Certificates
                        [$9,800,000] Class B Certificates
                                  (Approximate)


                               *** Preliminary ***

-  Overview

-  Pricing Information

-  Summary of Terms

-  Description of Transaction

-  Loan Pool Information



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                    Overview


The securities will be issued in two classes: Class A and Class B. The Class A Certificates will be rated "Aaa/AAA" and the Class B Certificates will be rated "A2/A" by Moody's and Duff & Phelps, respectively. These ratings reflect the quality of the assets and the level of credit enhancement in the transaction. The Money Store's SBA 7(a) loans generally are originated as simple-interest, variable-rate, prime-based loans. The average rate on loans in this pool is [2.08%] over the prime rate. Thus, substantial excess spread is available from the sold, guaranteed portions to credit enhance the securitized, unguaranteed portions ([1.38]%, expressed as a percentage of the principal balance of the securitized, unguaranteed portions). In addition, excess spread of [3.86]% is available from the unguaranteed portion assuming that the Aaa/AAA tranche is at Prime - [228]bp and the A2/A tranche is at Prime - [180]bp. The total excess spread that is available is thus approximately [5.24]%. The transaction also features credit enhancement in the form of [7%] subordination (estimated) and an estimated spread account with an initial balance of [0.50]% of the initial pool, growing to a balance of [3.5]% of the remaining balance of the pool plus the balance of all loans with delinquencies of greater than 180 days, subject to a floor of [2.0]% of the original pool principal balance. The subordination enhances the Class A certificates. The spread account protects both the Class A and the Class B Certificates.

The certificates will be floating rate securities based on the prime rate. The certificates will pay monthly and adjust quarterly. Funds are passed through to the Certificateholders subject to available funds on the underlying collateral. All of the loans are self-amortizing, so there is no balloon risk. The certificates receive principal on a pro rata basis. The Class B Certificates will bear all losses (if other forms of credit enhancement are exhausted) until reduced to zero.

For additional information concerning pricing and relative value, please call Greg Richter, Donna Faulk or Rob Karr on the asset-backed desk at (212) 778-2741. Additional structural and collateral information can be provided through Lina Hsu at (212) 778-1451 of the Structured Finance Group or Len Blum at (212) 778-1397 or John Herbert at (212) 778-3203 of the Asset-Backed Finance Group.

                         Approximate Pricing Information

                                    Class A                    Class B

Face Amount:                   [$130,200,000]               [$9,800,000]
(approximate)
Price:                              100-00                     100-00
Initial Coupon:
Spread (bps)/Index:
Pricing Speed:                     8% CPR                      8% CPR
Average Life to                 [7.296] years               [7.296] years
Maturity:
Average Life to Call:           [7.091] years               [7.091] years
Pricing Date:                        [ ]                         [ ]
Settlement Date:                  [9/25/97]                   [9/25/27]
Dated Date:                       [9/15/97]                   [9/15/97]
Delay Days:                           0                           0
Interest:                          30/360                      30/360
Payment Terms:                     Monthly                     Monthly
Adjustment Frequency:             Quarterly                   Quarterly
Index:                           Prime Rate                  Prime Rate
First Payment Date:              [10/15/97]                  [10/15/97]
First Adjustment Date:           [01/01/98]                  [01/01/98]
Expected Maturity:               [07/15/19]                  [07/15/19]
Expected Maturity                [11/15/12]                  [11/15/12]
(to 10% call):
Stated Maturity:                 [01/15/25]                  [01/15/25]
Expected Rating:                   Aaa/AAA                      A2/A
                                Moody's/Duff                Moody's/Duff

                                Summary of Terms

Title of Certificates:                      The Money Store SBA
                                            Loan-Backed Adjustable Rate
                                            Certificates, Series 1997-1.

Certificates Offered:                       Class A: Approximately
                                            [$130,200,000] initial certificate
                                            principal amount. Class B:
                                            Approximately [$9,800,000] initial
                                            certificate principal amount.

Sellers:                                    The Money Store
                                            Investment Corporation ("TMSIC"), a
                                            New Jersey corporation, and The
                                            Money Store of New York, Inc.
                                            ("MSNY"), a New York corporation.
                                            TMSIC and MSNY are direct and
                                            indirect, wholly-owned subsidiaries
                                            of The Money Store Inc., a New
                                            Jersey Corporation.

Master Servicer:                            TMSIC.

Backup Servicer:                            Trustee.

Trust Assets:                               The Trust assets will
                                            consist of the unguaranteed portions
                                            of loans originated by the Seller in
                                            connection with the Section 7(a)
                                            guaranteed loan program of the U.S.
                                            Small Business Administration
                                            ("SBA"). Excess Servicing on the
                                            guaranteed portions of the SBA 7(a)
                                            loans also will be available as
                                            credit enhancement to the
                                            certificateholders.

Denominations:                              Minimum denominations of
                                            $1,000 and integral multiples of
                                            $1,000 in excess thereof.

Form of Certificates:                       The Class A Certificates
                                            will be book-entry only through DTC
                                            and the Class B Certificates will be
                                            either book-entry through DTC or
                                            physical form. The Class A and Class
                                            B Certificates are also expected to
                                            be book-entry eligible through
                                            Euroclear and CEDEL.

Trustee:                                    Marine Midland Bank.

Document Custodians:                        The promissory notes
                                            evidencing the SBA 7(a) loans will
                                            be held by the Agent of the SBA
                                            (Colson Services Corp.). All other
                                            documents will be held by the
                                            Trustee.

Payment Date:                               The 15th day of each
                                            month or, if such day is not a
                                            business day, the next succeeding
                                            business day, beginning in October
                                            1997.

Interest Accrual Period:                    Interest will accrue on
                                            the certificates from the 15th day
                                            of the preceding month until the
                                            14th day of the current month except
                                            in the initial accrual period in
                                            which interest will accrue from
                                            September 15, 1997.

Interest Rate:                              Class A Certificates:
                                            Prime Rate minus [ %]. Class B
                                            Certificates: Prime Rate minus [ %].
                                            The Interest Rate is reset quarterly
                                            as described below.

Settlement Date:                           [September 25, 1997].

Ratings:                                    Class A: "Aaa/AAA"; Class
                                            B: "A2/A" by Moody's Investors
                                            Service, Inc. and Duff & Phelps
                                            Credit Rating Co., respectively.

Prefunding Account:                         Approximately [20%] of
                                            the Trust Assets will be prefunded.

Record Date:                                The last day of the month
                                            preceding any distribution date.

Subordination:                              Distributions of interest
                                            with respect to the Class B
                                            Certificates will be subordinate to
                                            distributions of interest with
                                            respect to the Class A Certificates.
                                            Similarly, distributions of
                                            principal with respect to the Class
                                            B Certificates will be subordinate
                                            to distributions of principal with
                                            respect to the Class A Certificates.

Spread Account:                             A special-purpose
                                            affiliate of The Money Store will be
                                            required to establish a reserve
                                            account (the "Spread Account") with
                                            the Trustee. The Spread Account will
                                            not be a part of the Trust Fund but
                                            will be pledged to the Trustee for
                                            the benefit of the
                                            Certificateholders. The initial
                                            deposit currently is estimated to be
                                            [0.50]% of the original pool
                                            principal balance. Thereafter,
                                            excess spread will be deposited
                                            until the Spread Account balance is
                                            the greater of (i) [3.5]%
                                            (estimated) of the current pool
                                            principal balance and (ii) [2.0]% of
                                            the original pool principal balance.
                                            In addition to the above
                                            requirement, additional excess
                                            spread will be deposited up to the
                                            amount of the aggregate balances of
                                            all loans delinquent 180 or more
                                            days.

Monthly Advances:                           The Servicer will advance
                                            to pay Certificate interest, to the
                                            extent not covered by excess spread.

Servicing Advances:                         The Servicer will make servicing
                                            advances to the extent it deems such
                                            advances recoverable.

Prepayment Interest Shortfall:              The Servicer will pay
                                            compensating interest at the
                                            weighted-average certificate rate
                                            for any prepayment interest
                                            shortfalls, up to the amount of its
                                            servicing compensation for that
                                            month.

Servicing Fee:                              40 basis points per annum.

Optional Termination:                       The Servicer may purchase the trust
                                            assets at par plus accrued interest
                                            thereon on any distribution date on
                                            which the pool principal balance is
                                            less than 10% of the original pool
                                            principal balance.

Tax Status:                                 Grantor Trust.

ERISA Considerations:                       The Class A Certificates will not be
                                            ERISA eligible.

                                            The Class B Certificates will not be
                                            ERISA eligible.

SMMEA:                                      The Certificates will not be SMMEA
                                            eligible.

Cash Flow Priorities:

                                            1)    Servicing Fee
                                            2)    Class A Interest
                                            3)    Class B Interest
                                            4)    Class A Principal
                                            5)    Class A Carry Forward
                                                  (any previous
                                                  principal shortfall)
                                            6)    Class B Principal
                                            7)    Class B Carry
                                                  Forward (any previous
                                                  principal shortfall)
                                            8)    Trustee Fee
                                            9)    After the spread
                                                  account target
                                                  has been initially been
                                                  reached, to pay
                                                  Unreimbursed Servicer Advances
                                            10)   Build and Replenish Reserves
                                                  (Spread Account)
                                            11)   Prior to the spread
                                                  account target being
                                                  reached, to pay Unreimbursed
                                                  Servicing Advances
                                            11)   Released to TMSIC or an
                                                  affiliate thereof

Description of Transaction

The 7(a) loans pay a floating-rate, prime-based coupon that adjusts quarterly on the first business day of each calendar quarter. On the loans, interest accrues from the 1st to the 30th of each month and is due, along with the scheduled principal payment, on the first day of the following month. The certificates pay a floating-rate, prime- based coupon that is adjusted on the first business day of each January, April, July, and October, beginning [January 1998]. Interest on the certificates is paid on the 15th day of each month and is accrued from the 15th day of the previous month to the 14th day of the current month. For example, the January 2 prime rate will be used for the certificate interest accrual periods commencing January 15, February 15 and March 15. Interest collected on the SBA loans in one month will pay the interest due on the certificates in the following month. Please see the diagram below for a description of the interest accrual and collection on the loans and the interest accrual and payment on the certificates.

ILLUSTRATION OF NOTE ACCRUAL PERIOD VS. CORRESPONDING CERTIFICATE ACCRUAL PERIOD

JAN                FEB               MAR                APR                MAY

1--------15--------1--------15--------1--------15--------1--------15--------1
         *                                                     *

                             Interest Accrual        Interest Collection
         SBA Note:           -----------------       --------------------
                                  Period                     Period

                                                        Corresponding
                                                        Interest Accrual
         Certificates:                                ------------------- **
                                                             Period


* The Interest Rate adjusts every Jan. 1, Apr. 1, July 1, Oct. 1
** Certificate payment date

Please note that in February, May, August and November, there may be a mismatch in the prime rate used to accrue interest on the collateral and the prime rate used to accrue interest on the certificates. For example, with respect to the February 15th remittance date, the interest rate due to the investors is based on the prime rate as of January 2nd; however, the interest collected from the underlying loans for such remittance date accrued from December 1st to December 30th with a coupon based on the prime rate as of October 1st. Should the prime rate used to accrue interest on the loans be higher than the prime rate used to accrue interest on the certificates, excess interest will be collected and will be passed through on a pro-rata basis to the certificateholders (and vice versa with lower interest should the accrual rate on the loans be lower than the accrual rate on the certificates).

Credit Enhancement

The triple-A rating on the Class A Certificates is supported by several types of credit enhancement:

* There are approximately [138] basis points (expressed as a percentage of the aggregate principal balance of the Trust Assets) available from the guaranteed portions that have been sold into the secondary market. The guaranteed portions are sold to investors at coupons less than the gross coupon on the loans. This excess interest will be available for credit support. See the diagram below.


STRUCTURAL DIAGRAM OF AN                          Excess Spread from
SBA 7(a) LOAN COUPON                          Guaranteed Portion [(1.38%)]]         [10.57]% Gross Coupon



           Excess Spread Available                     Servicing
          for Unguaranteed Portions            __________[0.40%]____________
                                               ___________Trustee___________        [10.11]% Net Coupon
                                                             [0.06%]


                                                           Excess Spread
                                                         from Unguaranteed
         Guaranteed Bond Coupon                               Portion
         + SBA Fees
         + Colson Fees                                       [(3.86%)]
         + Retained Portion (1.0%)
             (includes 40 bps servicing)
                                                                                    [6.25%] WA PT
                                                   __________[6.25%]___________

                                                            Bond Coupon             SR -     [228] bps /Prime Rate
                                                                                    SUB -    [228] bps / Prime Rate

              (67.82% Guaranteed                           (32.18% Unguar
                   Portion)                                   Portion)



* Also, per the diagram, there is excess spread of approximately [386] basis points from the coupon received on the unguaranteed portion of the SBA 7(a) loans over the estimated certificate rate to be paid to investors in the certificates. The total excess spread that is available from the guaranteed and unguaranteed portions is thus approximately [524] basis points.

* There will be a subordinated piece (the Class B Certificates) of approximately [7]%. In addition, there will be a spread account with an initial target of [0.5]% of the original pool principal balance, growing to [3.5]% of the ongoing pool principal balance plus the balance of all loans with delinquencies greater than 180 days, subject to a floor of [2.0%] of the original pool balance.

*        Any losses will be allocated in the following order:
         monthly Excess Spread, the Spread Account, Class B principal, Class A principal, Class B interest and Class A interest.

10% Cleanup Call

* When the outstanding aggregate principal balance of the collateral is less than 10% of the original pool principal balance, the servicer, at its option, may purchase the remaining collateral and call the certificates at par plus accrued interest thereon.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.


Financial Strategies  09/16/97 06:12:23 pm     Prudential Securities
Group     IMPACT CMO/ABS Analytics -Price/Adj. Marg. Tables Incorporated
Deal ID/CUSIP MONSBA71                        Coupon       *Cap        Flr 0.00
Class   A   AAA FLT CUR PRIME RT+TBA          Accr  0.17278    1st Pmt 10/15/97
Collateral    100%FN (Real)                   Factor                  on   /  /
N/GWAC (Orig)       /                         PRIME RT                  8.50000
WAM    (Orig)      (18.643)                   Mat N/A           Settle 09/25/97
CenterPrice   100-00  Inc   0.5      Table Adjusted Mrg Roll@

          **********************TO CALL******************************

Price                    CPR 8.00         CPR 2.00         CPR 4.00         CPR 6.00         CPR 10.00        CPR 12.00   CPR 14.00
-------                  --------         --------         --------         --------         ---------        ---------   ---------

 99-22+                 -222.360          -223.896         -223.420         -222.909         -221.773         -221.151     -220.486
 99-23                  -222.659          -224.113         -223.662         -223.178         -222.102         -221.513     -220.883
 99-23                  -222.957          -224.330         -223.904         -223.447         -222.431         -221.875     -221.280
 99-24                  -223.255          -224.547         -224.146         -223.716         -222.760         -222.237     -221.677
 99-24+                 -223.552          -224.763         -224.388         -223.985         -223.089         -222.598     -222.074
 99-25                  -223.850          -224.980         -224.630         -224.254         -223.418         -222.960     -222.471
 99-25+                 -224.148          -225.197         -224.872         -224.522         -223.746         -223.322     -222.868
 99-26                  -224.446          -225.413         -225.113         -224.791         -224.075         -223.683     -223.264
 99-26+                 -224.743          -225.630         -225.355         -225.060         -224.404         -224.045     -223.661
 99-27                  -225.041          -225.846         -225.597         -225.328         -224.732         -224.406     -224.057
 99-27+                 -225.338          -226.063         -225.838         -225.597         -225.061         -224.767     -224.453
 99-28                  -225.635          -226.279         -226.080         -225.865         -225.389         -225.128     -224.850
 99-28+                 -225.933          -226.495         -226.321         -226.134         -225.717         -225.489     -225.246
 99-29                  -226.230          -226.712         -226.562         -226.402         -226.045         -225.850     -225.642
 99-29+                 -226.527          -226.928         -226.804         -226.670         -226.373         -226.211     -226.037
 99-30                  -226.824          -227.144         -227.045         -226.938         -226.701         -226.572     -226.433
 99-30+                 -227.121          -227.360         -227.286         -227.206         -227.029         -226.932     -226.829
 99-31                  -227.418          -227.576         -227.527         -227.474         -227.357         -227.293     -227.224
 99-31+                 -227.715          -227.792         -227.768         -227.742         -227.685         -227.653     -227.620
100-00                  -228.011          -228.008         -228.009         -228.010         -228.012         -228.014     -228.015
100-00+                 -228.308          -228.224         -228.250         -228.278         -228.340         -228.374     -228.410
100-01                  -228.605          -228.440         -228.491         -228.546         -228.667         -228.734     -228.805
100-01+                 -228.901          -228.656         -228.732         -228.813         -228.995         -229.094     -229.200
100-02                  -229.197          -228.872         -228.973         -229.081         -229.322         -229.454     -229.595
100-02+                 -229.494          -229.087         -229.213         -229.349         -229.649         -229.814     -229.990
100-03                  -229.790          -229.303         -229.454         -229.616         -229.976         -230.174     -230.385
100-03+                 -230.086          -229.519         -229.695         -229.884         -230.304         -230.533     -230.779
100-04                  -230.382          -229.734         -229.935         -230.151         -230.630         -230.893     -231.174
100-04+                 -230.678          -229.950         -230.176         -230.418         -230.957         -231.253     -231.568
100-05                  -230.974          -230.165         -230.416         -230.685         -231.284         -231.612     -231.962
100-05+                 -231.270          -230.380         -230.656         -230.953         -231.611         -231.971     -232.357
100-06                  -231.566          -230.596         -230.897         -231.220         -231.937         -232.330     -232.751
100-06+                 -231.862          -230.811         -231.137         -231.487         -232.264         -232.690     -233.145
100-07                  -232.157          -231.026         -231.377         -231.754         -232.590         -233.049     -233.538
100-07+                 -232.453          -231.242         -231.617         -232.020         -232.917         -233.407     -233.932
100-08                  -232.748          -231.457         -231.857         -232.287         -233.243         -233.766     -234.326
100-08+                 -233.044          -231.672         -232.097         -232.554         -233.569         -234.125     -234.719
100-09                  -233.339          -231.887         -232.337         -232.821         -233.895         -234.484     -235.113
100-09+                 -233.634          -232.102         -232.577         -233.087         -234.221         -234.842     -235.506

Avg. Life                  7.091            10.513            9.184            8.054            6.265            5.565        4.961
Mod. Dur.                  5.123             7.039            6.308            5.675            4.640            4.219        3.845
1stPmt.                    0.056             0.056            0.056            0.056            0.056            0.056        0.056
Last Pmt.               11/15/12          02/15/15         07/15/14         10/15/13         10/15/11         09/15/10     07/15/09



 ********************************TO MATURITY***********************************


Price              CPR 8.00         CPR 2.00         CPR 4.00         CPR 6.00        CPR 10.00         CPR 12.00         CPR 14.00
---------          --------         --------         --------         --------        ---------         ---------         ---------

 99-22+           -222.437          -223.930         -223.460         -222.962         -221.885         -221.307          -220.705
 99-23            -222.731          -224.145         -223.700         -223.229         -222.208         -221.661          -221.091
 99-23+           -223.025          -224.360         -223.940         -223.495         -222.531         -222.015          -221.477
 99-24            -223.319          -224.575         -224.180         -223.761         -222.854         -222.368          -221.862
 99-24+           -223.612          -224.790         -224.420         -224.027         -223.177         -222.722          -222.247
 99-25            -223.906          -225.005         -224.660         -224.293         -223.500         -223.075          -222.633
 99-25+           -224.200          -225.220         -224.899         -224.559         -223.823         -223.429          -223.018
 99-26            -224.494          -225.435         -225.139         -224.825         -224.146         -223.782          -223.403
 99-26+           -224.787          -225.650         -225.378         -225.091         -224.468         -224.135          -223.788
 99-27            -225.081          -225.864         -225.618         -225.356         -224.791         -224.488          -224.172
 99-27+           -225.374          -226.079         -225.857         -225.622         -225.114         -224.841          -224.557
 99-28            -225.667          -226.293         -226.096         -225.888         -225.436         -225.194          -224.942
 99-28+           -225.961          -226.508         -226.336         -226.153         -225.758         -225.547          -225.326
 99-29            -226.254          -226.722         -226.575         -226.419         -226.081         -225.899          -225.711
 99-29+           -226.547          -226.937         -226.814         -226.684         -226.403         -226.252          -226.095
 99-30            -226.840          -227.151         -227.053         -226.949         -226.725         -226.605          -226.479
 99-30+           -227.133          -227.366         -227.292         -227.215         -227.047         -226.957          -226.863
 99-31            -227.426          -227.580         -227.531         -227.480         -227.369         -227.309          -227.247
 99-31+           -227.718          -227.794         -227.770         -227.745         -227.691         -227.661          -227.631
100-00            -228.011          -228.008         -228.009         -228.010         -228.012         -228.013          -228.015
100-00+           -228.304          -228.222         -228.248         -228.275         -228.334         -228.365          -228.398
100-01            -228.596          -228.436         -228.487         -228.540         -228.655         -228.717          -228.782
100-01+           -228.889          -228.650         -228.725         -228.805         -228.977         -229.069          -229.165
100-02            -229.181          -228.864         -228.964         -229.070         -229.298         -229.421          -229.548
100-02+           -229.473          -229.078         -229.203         -229.334         -229.620         -229.772          -229.932
100-03            -229.766          -229.292         -229.441         -229.599         -229.941         -230.124          -230.315
100-03+           -230.058          -229.506         -229.680         -229.864         -230.262         -230.475          -230.698
100-04            -230.350          -229.720         -229.918         -230.128         -230.583         -230.827          -231.080
100-04+           -230.642          -229.933         -230.156         -230.393         -230.904         -231.178          -231.463
100-05            -230.934          -230.147         -230.395         -230.657         -231.225         -231.529          -231.846
100-05+           -231.226          -230.361         -230.633         -230.921         -231.545         -231.880          -232.228
100-06            -231.517          -230.574         -230.871         -231.186         -231.866         -232.231          -232.611
100-06+           -231.809          -230.788         -231.109         -231.450         -232.187         -232.582          -232.993
100-07            -232.101          -231.001         -231.347         -231.714         -232.507         -232.932          -233.375
100-07+           -232.392          -231.215         -231.585         -231.978         -232.828         -233.283          -233.757
100-08            -232.684          -231.428         -231.823         -232.242         -233.148         -233.633          -234.139
100-08+           -232.975          -231.641         -232.061         -232.506         -233.468         -233.984          -234.521
100-09            -233.266          -231.854         -232.299         -232.770         -233.788         -234.334          -234.903
100-09+           -233.558          -232.068         -232.536         -233.033         -234.108         -234.684          -235.285

Avg. Life            7.296            10.707            9.363            8.240            6.499            5.823             5.246
Mod. Dur.            5.194             7.098            6.364            5.735            4.725            4.318             3.962
1st Pmt.             0.056             0.056            0.056            0.056            0.056            0.056             0.056
Last Pmt.            21.80             21.80            21.80            21.80            21.80            21.80            21.806


 ******************************** TO CALL ************************************


Price          CPR 8.00       CPR 2.00        CPR 4.00     CPR 6.00   CPR 10.00    CPR 12.00     CPR 14.00
-----          --------       --------        --------     --------   ---------    ---------     ---------
99-22+        -174.244       -175.790        -175.309     -174.795    -173.654     -173.031      -172.366
99-23         -174.548       -176.012        -175.557     -175.070    -173.990     -173.399      -172.769
99-23+        -174.852       -176.235        -175.805     -175.345    -174.325     -173.768      -173.173
99-24         -175.157       -176.457        -176.053     -175.620    -174.660     -174.136      -173.576
99-24+        -175.461       -176.680        -176.301     -175.895    -174.996     -174.504      -173.980
99-25         -175.765       -176.902        -176.549     -176.170    -175.331     -174.873      -174.383
99-25+        -176.069       -177.125        -176.797     -176.445    -175.666     -175.241      -174.786
99-26         -176.373       -177.347        -177.044     -176.720    -176.001     -175.609      -175.189
99-26+        -176.677       -177.569        -177.292     -176.995    -176.336     -175.976      -175.592
99-27         -176.980       -177.791        -177.539     -177.269    -176.671     -176.344      -175.995
99-27+        -177.284       -178.013        -177.787     -177.544    -177.006     -176.712      -176.398
99-28         -177.588       -178.235        -178.034     -177.818    -177.340     -177.079      -176.801
99-28+        -177.891       -178.457        -178.281     -178.093    -177.675     -177.447      -177.203
99-29         -178.194       -178.679        -178.529     -178.367    -178.010     -177.814      -177.605
99-29+        -178.498       -178.901        -178.776     -178.642    -178.344     -178.181      -178.008
99-30         -178.801       -179.123        -179.023     -178.916    -178.678     -178.549      -178.410
99-30+        -179.104       -179.345        -179.270     -179.190    -179.013     -178.916      -178.812
99-31         -179.407       -179.566        -179.517     -179.464    -179.347     -179.283      -179.214
99-31+        -179.710       -179.788        -179.764     -179.738    -179.681     -179.649      -179.616
100-00        -180.013       -180.010        -180.011     -180.012    -180.015     -180.016      -180.018
100-00+       -180.316       -180.231        -180.258     -180.286    -180.349     -180.383      -180.419
100-01        -180.619       -180.453        -180.505     -180.560    -180.682     -180.749      -180.821
100-01+       -180.922       -180.674        -180.751     -180.834    -181.016     -181.116      -181.222
100-02        -181.224       -180.896        -180.998     -181.107    -181.350     -181.482      -181.624
100-02+       -181.527       -181.117        -181.244     -181.381    -181.683     -181.849      -182.025
100-03        -181.829       -181.338        -181.491     -181.654    -182.017     -182.215      -182.426
100-03+       -182.132       -181.560        -181.737     -181.928    -182.350     -182.581      -182.827
100-04        -182.434       -181.781        -181.984     -182.201    -182.683     -182.947      -183.228
100-04+       -182.736       -182.002        -182.230     -182.475    -183.017     -183.313      -183.629
100-05        -183.039       -182.223        -182.476     -182.748    -183.350     -183.678      -184.030
100-05+       -183.341       -182.444        -182.723     -183.021    -183.683     -184.044      -184.430
100-06        -183.643       -182.665        -182.969     -183.294    -184.016     -184.410      -184.831
100-06+       -183.945       -182.886        -183.215     -183.567    -184.348     -184.775      -185.231
100-07        -184.246       -183.107        -183.461     -183.840    -184.681     -185.141      -185.631
100-07+       -184.548       -183.328        -183.707     -184.113    -185.014     -185.506      -186.031
100-08        -184.850       -183.549        -183.953     -184.386    -185.346     -185.871      -186.431
100-08+       -185.152       -183.769        -184.199     -184.659    -185.679     -186.236      -186.831
100-09        -185.453       -183.990        -184.445     -184.932    -186.011     -186.601      -187.231
100-09+       -185.755       -184.211        -184.690     -185.204    -186.344     -186.966      -187.631

Avg. Life        7.091         10.513           9.184        8.054       6.265        5.565         4.961
Mod. Dur.        5.007          6.845           6.144        5.537       4.542        4.136         3.776
1st Pmt.         0.056          0.056           0.056        0.056       0.056        0.056         0.056
Last Pmt.     11/15/12       02/15/15        07/15/14     10/15/13    10/15/11     09/15/10      07/15/09


*******************************TO MATURITY*************************************


 Price         CPR 8.00       CPR 2.00        CPR 4.00     CPR 6.00   CPR 10.00    CPR 12.00     CPR 14.00
------         --------      ---------       ---------     --------   ---------    ---------     ---------
 99-22+       -174.317       -175.823        -175.348     -174.846    -173.762     -173.182      -172.578
 99-23        -174.617       -176.043        -175.594     -175.119    -174.092     -173.542      -172.970
 99-23+       -174.918       -176.264        -175.840     -175.391    -174.422     -173.903      -173.363
 99-24        -175.218       -176.485        -176.086     -175.663    -174.751     -174.263      -173.755
 99-24+       -175.519       -176.706        -176.332     -175.936    -175.081     -174.624      -174.147
 99-25        -175.819       -176.926        -176.577     -176.208    -175.410     -174.984      -174.540
 99-25+       -176.119       -177.147        -176.823     -176.480    -175.740     -175.344      -174.932
 99-26        -176.419       -177.367        -177.069     -176.752    -176.069     -175.704      -175.323
 99-26+       -176.719       -177.588        -177.314     -177.024    -176.399     -176.064      -175.715
 99-27        -177.019       -177.808        -177.560     -177.296    -176.728     -176.424      -176.107
 99-27+       -177.319       -178.029        -177.805     -177.568    -177.057     -176.783      -176.498
 99-28        -177.618       -178.249        -178.050     -177.840    -177.386     -177.143      -176.890
 99-28+       -177.918       -178.469        -178.296     -178.112    -177.715     -177.502      -177.281
 99-29        -178.218       -178.690        -178.541     -178.383    -178.044     -177.862      -177.672
 99-29+       -178.517       -178.910        -178.786     -178.655    -178.372     -178.221      -178.063
 99-30        -178.816       -179.130        -179.031     -178.927    -178.701     -178.580      -178.454
 99-30+       -179.116       -179.350        -179.276     -179.198    -179.029     -178.939      -178.845
 99-31        -179.415       -179.570        -179.521     -179.469    -179.358     -179.298      -179.236
 99-31+       -179.714       -179.790        -179.766     -179.741    -179.686     -179.657      -179.627
100-00        -180.013       -180.010        -180.011     -180.012    -180.014     -180.016      -180.017
100-00+       -180.312       -180.230        -180.256     -180.283    -180.343     -180.375      -180.408
100-01        -180.611       -180.449        -180.500     -180.554    -180.671     -180.733      -180.798
100-01+       -180.910       -180.669        -180.745     -180.825    -180.999     -181.092      -181.188
100-02        -181.209       -180.889        -180.990     -181.096    -181.327     -181.450      -181.578
100-02+       -181.507       -181.108        -181.234     -181.367    -181.655     -181.808      -181.968
100-03        -181.806       -181.328        -181.479     -181.638    -181.982     -182.166      -182.358
100-03+       -182.105       -181.548        -181.723     -181.909    -182.310     -182.524      -182.748
100-04        -182.403       -181.767        -181.967     -182.179    -182.637     -182.882      -183.138
100-04+       -182.701       -181.986        -182.212     -182.450    -182.965     -183.240      -183.527
100-05        -183.000       -182.206        -182.456     -182.721    -183.292     -183.598      -183.917
100-05+       -183.298       -182.425        -182.700     -182.991    -183.620     -183.956      -184.306
100-06        -183.596       -182.644        -182.944     -183.262    -183.947     -184.313      -184.695
100-06+       -183.894       -182.864        -183.188     -183.532    -184.274     -184.671      -185.084
100-07        -184.192       -183.083        -183.432     -183.802    -184.601     -185.028      -185.473
100-07+       -184.490       -183.302        -183.676     -184.072    -184.928     -185.385      -185.862
100-08        -184.788       -183.521        -183.920     -184.343    -185.255     -185.743      -186.251
100-08+       -185.085       -183.740        -184.164     -184.613    -185.581     -186.100      -186.639
100-09        -185.383       -183.959        -184.408     -184.883    -185.908     -186.457      -187.028
100-09+       -185.681       -184.178        -184.651     -185.153    -186.235     -186.814      -187.416

Avg. Life        7.296         10.707           9.363        8.240       6.499        5.823         5.246
Mod. Dur.        5.072          6.898           6.196        5.592       4.621        4.228         3.884
1st Pmt.         0.056          0.056           0.056        0.056       0.056        0.056         0.056
Last Pmt.       21.806         21.806          21.806       21.806      21.806       21.806        21.806


--------------------------------------------------------------------------------

-        MONEY STORE SBA 7A 1997 - 1
-        Small Business Administration Loans
-        Cutoff Date - 08/31/97
-        $104,615,625.32
--------------------------------------------------------------------------------

Index:                                                                    Prime Rate

Number of Mortgage Loans:                                                        894

Aggregate Unpaid Unguaranteed Principal Balance:                     $104,615,625.32

Average Unpaid Unguaranteed Principal Balance:                           $117,019.72
Maximum Unpaid Unguaranteed Principal Balance:                           $846,725.94
Minimum Unpaid Unguaranteed Principal Balance:                             $6,839.73

Aggregate Original Unguaranteed Principal Balance:                   $105,550,276.86

Average Original Unguaranteed Principal Balance:                         $118,065.19
Maximum Original Unguaranteed Principal Balance:                         $850,080.02
Minimum Original Unguaranteed Principal Balance:                           $7,000.00

Aggregate Unpaid Principal (Ung+Guar) Balance:                       $352,757,895.01

Average Unpaid Principal Balance:                                        $394,583.78
Maximum Unpaid Principal Balance:                                      $1,593,837.06
Minimum Unpaid Principal Balance:                                         $34,198.66

Aggregate Original Principal (Ung+Guar) Balance:                      356,132,807.00

Aggregate Unpaid Guaranteed Principal Balance:                       $248,138,667.85

Aggregate Original Guaranteed Principal Balance:                     $250,582,530.14

Weighted Average Coupon:                                                     10.570%
Gross Coupon Range:                                                 9.500% - 12.250%

Weighted Average Excess Interest on the Guaranteed Portion
Available for the Unguaranteed Portion:                                       1.388%   *scaled to Unguar,
Excess Interest on the Guaranteed Portion Range:                     0.000% - 9.000%   of retained portion

Weighted Average Months to Maturity:                                         224.055
Maturity Range:                                                             77 - 300

Weighted Average Age in Months:                                                3.791
Age Range:                                                                    0 - 20

Weighted Average Original Term:                                              227.846
Original Term Range:                                                        84 - 300

Weighted Average Gross Margin:                                                2.078%
Gross Margin Range:                                                  1.000% - 3.750%

Weighted Average Guaranteed Percentage:                                      67.768%
Guaranteed Percentage Range:                                       36.900% - 80.000%

Weighted Average Unguaranteed Percentage:                                    32.232%
Unguaranteed Percentage Range:                                     20.000% - 63.100%

Weighted Average Disc. Orig. LTV:                                           641.266%
Disc. Orig. LTV Range:                                            0.000% -24696.430%

Weighted Average Undisc. Orig. LTV:                                          99.611%
Undisc. Orig. LTV Range:                                          0.000% - 3000.000%

Weighted Average Debt Service Coverage Ratio:                                 1.595
Debt Service Coverage Ratio Range:                                    0.020 - 9.500

Weighted Average Life Floor:                                                 3.237%
Life Floor Range:                                                   1.000% - 6.500%

Weighted Average Life Cap (Gross):                                           15.457% *excluding 646 capless loans
Life Cap Range:                                                    14.500% - 16.250%


                                  GROSS COUPON


                                                                       WA                Max. Orig.           Total
             Gross                      #           %                   Rem.      WA       Balance           Current
            Coupon                    Loan        Pool        WAC       Term      Age      Amount            Balance
 9.25% *  Gross Coupon * = 9.50%         2           .45      9.500       298.78    1.22     $357,008        $471,772.79
 9.50% *  Gross Coupon * = 9.75%         5          1.63      9.697       260.49    3.70     $607,122      $1,710,246.68
 9.75% *  Gross Coupon * = 10.00%       72         10.78     10.000       262.01    3.53     $800,110     $11,273,884.92
10.00% *  Gross Coupon * = 10.25%       87         12.85     10.250       240.28    4.31     $780,147     $13,447,223.30
10.25% *  Gross Coupon * = 10.50%      263         32.58     10.497       232.03    3.37     $840,156     $34,078,968.60
10.50% *  Gross Coupon * = 10.75%      198         19.83     10.750       205.60    4.14     $742,121     $20,744,445.55
10.75% *  Gross Coupon * = 11.00%      145         15.48     10.999       216.51    4.19     $850,080     $16,196,920.38
11.00% *  Gross Coupon * = 11.25%      120          6.38     11.250       147.94    3.50     $456,109      $6,676,287.54
12.00% *  Gross Coupon * = 12.25%        2           .02     12.250        93.65    5.86     $  9,400         $15,875.56

Total.....                            894        100.00%    10.570       224.06    3.79     $850,080    $104,615,625.32
*=LESS THAN


                                              ORIGINAL MATURITY


                                                                        WA              Max. Orig.       Total
             Gross                      #          %                   Rem.      WA       Balance       Current
            Coupon                    Loan       Pool        WAC       Term      Age      Amount        Balance
 80 * Original Maturity * = 90          39       1.48      10.876      80.97     3.03    $158,669      $1,548,425.92
 90 * Original Maturity * = 100         33       1.53      10.793      92.05     3.95    $229,000      $1,596,566.00
100 * Original Maturity * = 110         63       3.41      10.767     104.68     3.32    $155,500      $3,568,227.91
110 * Original Maturity * = 120        297      22.28      10.724     116.30     3.70    $749,050     $23,307,791.99
140 * Original Maturity * = 150          6        .39      10.684     139.88     4.12     $93,221        $403,339.72
150 * Original Maturity * = 160          5       1.62      10.564     151.75     4.25    $730,084      $1,694,972.77
160 * Original Maturity * = 170          6       1.20      10.419     162.92     5.08    $800,110      $1,258,245.51
170 * Original Maturity * = 180         19       1.98      10.442     176.93     3.07    $500,000      $2,074,553.89
190 * Original Maturity * = 200          4        .47      10.301     186.78     5.22    $197,500        $491,706.82
200 * Original Maturity * = 210         11       1.39      10.549     200.16     3.84    $375,075      $1,451,855.35
210 * Original Maturity * = 220         14       2.22      10.583     213.05     2.95    $509,014      $2,317,375.19
220 * Original Maturity * = 230         16       2.09      10.679     222.67     5.33    $620,062      $2,187,934.26
230 * Original Maturity * = 240         34       4.05      10.478     236.18     3.82    $597,125      $4,233,245.81
250 * Original Maturity * = 260         21       3.14      10.707     249.08     2.92    $742,121      $3,282,003.75
260 * Original Maturity * = 270         17       2.82      10.500     262.61     1.39    $800,110      $2,952,494.62
270 * Original Maturity * = 280         36       6.14      10.485     273.44     2.56    $840,156      $6,427,479.06
280 * Original Maturity * = 290         34       5.49      10.606     284.24     3.76    $658,099      $5,746,815.53
290 * Original Maturity * = 300        239      38.30      10.463     295.72     4.28    $850,080     $40,072,591.22

Total.....                             894     100.00%     10.570     224.06     3.79    $850,080    $104,615,625.32
*=LESS THAN


                                                   REMAINING TERM
-----------------------------------------------------------------------------------------------------

                                                                        WA              Max. Orig.       Total
           Remaining                    #          %                   Rem.      WA        Loan         Current
             Term                     Loan       Pool        WAC       Term      Age      Amount        Balance
 72 * Rem Term * =  84                  39       1.48      10.876       80.97    3.03    $158,669   $1,548,425.92
 84 * Rem Term * =  96                  33       1.53      10.793       92.05    3.95    $229,000   $1,596,566.00
 96 * Rem Term * = 108                  64       3.43      10.770      104.67    3.38    $155,500   $3,585,020.88
108 * Rem Term * = 120                 296      22.26      10.724      116.31    3.69    $749,050  $23,290,999.02
132 * Rem Term * = 144                   6        .39      10.684      139.88    4.12     $93,221     $403,339.72
144 * Rem Term * = 156                   5       1.62      10.564      151.75    4.25    $730,084   $1,694,972.77
156 * Rem Term * = 168                   6       1.20      10.419      162.92    5.08    $800,110   $1,258,245.51
168 * Rem Term * = 180                  19       1.98      10.442      176.93    3.07    $500,000   $2,074,553.89
180 * Rem Term * = 192                   4        .47      10.301      186.78    5.22    $197,500     $491,706.82
192 * Rem Term * = 204                  11       1.39      10.549      200.16    3.84    $375,075   $1,451,855.35
204 * Rem Term * = 216                  15       2.28      10.587      212.94    3.37    $509,014   $2,380,597.91
216 * Rem Term * = 228                  15       2.03      10.677      223.07    4.93    $620,062   $2,124,711.54
228 * Rem Term * = 240                  34       4.05      10.478      236.18    3.82    $597,125   $4,233,245.81
240 * Rem Term * = 252                  21       3.14      10.707      249.08    2.92    $742,121   $3,282,003.75
252 * Rem Term * = 264                  18       2.92      10.509      262.45    1.94    $800,110   $3,053,335.81
264 * Rem Term * = 276                  35       6.05      10.481      273.68    2.32    $840,156   $6,326,637.87
276 * Rem Term * = 288                  37       5.79      10.598      284.05    4.56    $658,099   $6,053,237.97
288 * Rem Term * = 30                  236      38.01      10.463      295.84    4.16    $850,080  $39,766,168.78

Total.....                             894     100.00%     10.570      224.06    3.79    $850,080 $104,615,625.32
*=LESS THAN


                  LOAN AGE IN MONTHS (FIRST PAY THRU LAST PAY)


                                                                        WA              Max. Orig.       Total
                                        #          %                   Rem.      WA        Loan         Current
          Age of Loan                 Loan       Pool        WAC       Term      Age      Amount        Balance
0 = Age                                 84       8.21      10.584      217.95     .00    $800,110   $8,588,837.21
0 * Age *  = 12                        804      91.32      10.569      224.42    4.05    $850,080  $95,539,508.79
12 * Age * = 24                          6        .47      10.588      260.42   19.07    $142,740     $487,279.32

Total.....                             894     100.00%     10.570      224.06    3.79    $850,080 $104,615,625.32
*=LESS THAN


                                                 ORIGINATION YEAR

                                                                        WA              Max. Orig.       Total
            Year of                     #          %                   Rem.      WA        Loan         Current
          Origination                 Loan       Pool        WAC       Term      Age      Amount        Balance
             1995                        4        .35      10.513      268.23   19.46    $142,740     $369,645.16
              1996                      41       7.34      10.607      253.70    7.94    $800,110   $7,682,844.63
              1997                     849      92.30      10.568      221.53    3.40    $850,080  $96,563,135.53

Total.....                             894     100.00%     10.570      224.06    3.79    $850,080 $104,615,625.32



                                                 LAST PAYMENT DATE


Last                                                 WA                     Max. Orig.            Total
Pay              #           %                      Rem.         WA            Loan              Current
Date           Loan        Pool          WAC        Term         Age          Amount             Balance
06/04/97         2          .14        10.627       249.04       2.25        $112,750           $151,074.76
06/30/97         4          .89        10.653       285.65       2.32        $469,071           $933,596.37
07/03/97         2          .21        10.750       283.13       4.87        $126,250           $216,848.57
07/05/97         1          .76        10.500       264.00        .00        $800,110           $800,001.50
07/07/97         2          .77        10.552       298.17       1.83        $719,075           $801,830.90
07/08/97         1          .06        10.750       209.00      19.00         $64,750            $63,222.72
07/09/97         1          .08        10.500       300.00        .00         $87,500            $87,500.00
07/11/97         1          .47        10.750       294.00       6.00        $496,033           $496,032.60
07/12/97         2          .07        10.938       225.36       2.99         $52,500            $69,776.70
07/15/97         1          .03        11.250       114.00       6.00         $28,000            $27,473.78
07/16/97         1          .15        10.750       104.00       4.00        $155,500           $153,639.24
07/17/97         1          .52        10.500       299.00       1.00        $548,033           $547,984.88
07/20/97         4          .70        10.729       219.36       5.52        $597,125           $728,911.87
07/22/97         1          .11        10.750       115.00       5.00        $125,000           $119,222.18
07/23/97         8          .94        10.289       242.80       4.92        $361,571           $979,526.45
07/24/97        10          .66        10.459       176.13       3.98        $237,500           $687,171.80
07/25/97         2          .28        10.000       296.90       3.10        $183,750           $289,424.04
07/27/97        40         3.85        10.500       206.97       3.88        $727,500         $4,027,047.64
07/28/97        13         2.00        10.731       239.88       3.29        $742,121         $2,092,570.31
07/29/97        13         1.04        10.455       182.87       3.06        $143,750         $1,088,904.44
07/30/97       263        26.84        10.622       218.58       3.12        $850,080        $28,074,040.49
08/01/97        19         2.61        10.331       267.81       2.76        $750,000         $2,727,520.97
08/02/97        31         4.94        10.574       283.71       2.39        $840,156         $5,167,759.22
08/03/97       124        12.04        10.554       198.98       5.04        $633,137        $12,600,175.98
08/04/97        30         4.04        10.339       247.58       3.57        $800,110         $4,223,597.15
08/05/97        12         1.18        10.504       213.97       3.55        $196,750         $1,237,425.24
08/06/97        29         2.94        10.617       214.38       4.49        $450,000         $3,073,604.20
08/07/97         6          .39        10.774       110.66       5.45        $121,750           $405,793.07
08/08/97         7          .57        10.503       237.31       4.63        $152,250           $598,087.56
08/09/97         3          .29        10.401       250.95       5.68        $128,750           $299,089.48
08/10/97        14         1.00        10.594       138.61       5.31        $173,250         $1,043,096.82
08/11/97         6          .71        10.513       259.27       5.93        $301,006           $738,972.21
08/12/97         4          .14        10.636       105.67       3.80         $81,250           $144,248.33
08/13/97         4          .39        10.539       156.47       4.50        $139,500           $408,039.66
08/14/97         4          .91        10.977       269.58       7.58        $750,000           $953,540.54
08/15/97         1          .07        10.250       294.00       6.00         $75,000            $74,994.06
08/17/97        12         2.44        10.404       218.62       3.40        $730,084         $2,550,516.35
08/18/97         4          .30        10.609       158.64       5.59        $107,250           $308,796.51
08/19/97         4          .97        10.220       153.69       4.31        $749,050         $1,011,854.71
08/20/97         6          .87        10.375       259.15       3.81        $500,000           $910,682.12
08/21/97         4          .60        10.389       243.81       4.31        $350,020           $627,178.36
08/22/97         2          .10        10.331       293.00       7.00         $74,000           $108,704.41
08/23/97         1          .71        11.000       297.00       3.00        $745,500           $741,989.85
08/24/97        33         4.05        10.517       194.89       4.20        $650,020         $4,237,289.70
08/25/97        24         1.73        10.633       192.97       4.15        $229,000         $1,812,429.47
08/26/97        19         1.04        10.671       179.22       3.35        $149,700         $1,084,334.52
08/27/97        52         5.64        10.602       227.29       3.74        $780,147         $5,902,245.20
08/28/97        66         8.78        10.660       240.11       4.47        $669,058         $9,187,858.39

Total.....     894       100.00%       10.570       224.06       3.79        $850,080       $104,615,625.32

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND
WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.



                                             DISCOUNTED ORIG LTV RANGE

                                                                  WA                  Max. Orig       Total
Disc.                        #          %                        Rem          WA       Loan           Current
Orig. LTV                 Loan        Pool           WAC        Term          Age      Amount         Balance
         LTV   = 0.000    14          .43         10.980       105.85         2.84     $62,500         $448,669.40
10.000 * LTV *= 15.000     1          .45         10.750       299.00         1.00    $469,071         $468,395.36
25.000 * LTV *= 30.000     1          .07         10.750       114.00         6.00     $70,500          $68,867.56
30.000 * LTV *= 35.000     1          .12         11.250       296.00         4.00    $130,000         $129,681.78
35.000 * LTV *= 40.000     3          .24         10.417       287.33         3.87    $133,000         $249,224.95
40.000 * LTV *= 45.000     1          .62         10.750       293.00         7.00    $650,020         $645,704.69
45.000 * LTV *= 50.000     1          .03         10.750       113.00         7.00     $27,500          $26,544.75
50.000 * LTV *= 55.000    10         1.73         10.287       200.70         3.27    $568,371       $1,810,994.09
55.000 * LTV *= 60.000     8         1.09         10.514       275.97         4.97    $301,006       $1,135,273.20
60.000 * LTV *= 65.000     8         1.22         10.523       273.11          .80    $800,110       $1,275,496.84
65.000 * LTV *= 70.000    17         2.89         10.601       287.39         3.86    $727,500       $3,018,169.59
70.000 * LTV *= 75.000    20         2.90         10.708       284.40         4.80    $745,500       $3,029,873.62
75.000 * LTV *= 80.000    35         6.75         10.494       287.91         3.82    $850,080       $7,065,124.69
80.000 * LTV *= 85.000    33         7.05         10.675       286.82         4.73    $760,134       $7,373,061.38
85.000 * LTV *= 90.000    43         6.74         10.302       286.28         3.95    $786,125       $7,053,649.60
90.000 * LTV *= 95.000    47         9.38         10.582       282.20         3.68    $750,000       $9,818,034.07
95.000 * LTV *= 100.000   86        10.57         10.315       280.77         3.27    $800,110      $11,054,219.59
100.000* LTV *= 120.000   55         6.68         10.471       276.81         3.23    $840,156       $6,989,777.59
120.000* LTV *= 140.000   28         3.51         10.568       234.75         4.40    $620,062       $3,672,130.99
140.000* LTV *= 160.000   21         2.47         10.707       208.68         3.12    $509,014       $2,589,192.25
160.000* LTV *= 180.000   11         1.86         10.475       222.10         4.21    $597,125       $1,950,039.07
180.000* LTV *= 200.000    9          .63         10.543       190.56         2.69    $172,750         $654,467.91
200.000* LTV *= 220.000   10         1.18         10.534       178.39         3.45    $375,075       $1,234,498.36
220.000* LTV *= 240.000    9          .84         10.561       155.20         3.75    $255,115         $878,925.85
240.000* LTV *= 260.000    8          .67         10.733       165.25         3.75    $149,250         $701,019.21
260.000* LTV *= 280.000    8          .63         10.552       144.16         5.57    $197,500         $658,731.59
280.000* LTV *= 300.000   10          .74         10.648       159.09         3.40    $143,750         $771,944.93
300.000* LTV             396        28.53         10.721       119.29         3.83    $800,110       $29,843,912.41
-------------------------------------------------------------------------------------------------------------------
Total.....               894       100.00%        10.570       224.06         3.79    $850,080      $104,615,625.32
===================================================================================================================
*=lESS THAN

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND
WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                            UNDISCOUNTED ORIG LTV RANGE
--------------------------------------------------------------------------------------------

                                                                   WA                  Max. Orig       Total
Undisc.                      #          %                         Rem             WA       Loan        Current
Orig. LTV                  Loan        Pool          WAC         Term            Age      Amount       Balance
      LTV =  0.000           2          .03          11.250        81.48          2.52     $15,400     $28,962.63
  0.000* LTV* = 5.000        1          .02          11.000       298.00          2.00     $26,000     $26,000.00
  5.000* LTV* = 10.000       8          .58          10.648       203.78          4.52    $210,000    $609,252.64
 10.000* LTV* = 15.000      12         1.49          10.519       275.29          3.51    $469,071  $1,561,303.61
 15.000* LTV* = 20.000      21         1.65          10.684       230.65          3.69    $480,069  $1,726,640.51
 20.000* LTV* = 25.000      24         1.54          10.375       232.46          3.89    $150,000  $1,613,433.97
 25.000* LTV* = 30.000      43         4.45          10.547       261.18          4.43    $650,020  $4,658,641.35
 30.000* LTV* = 35.000      47         4.65          10.523       260.70          3.54    $800,110  $4,865,017.01
 35.000* LTV* = 40.000      55         5.45          10.498       243.09          3.78    $727,500  $5,703,685.91
 40.000* LTV* = 45.000      50         6.82          10.508       248.66          3.33    $591,185  $7,132,564.24
 45.000* LTV* = 50.000      46         5.90          10.443       250.45          4.63    $750,000  $6,173,273.17
 50.000* LTV* = 55.000      39         5.95          10.461       255.85          3.31    $840,156  $6,220,540.25
 55.000* LTV* = 60.000      32         4.48          10.645       251.87          4.58    $660,021  $4,690,219.05
 60.000* LTV* = 65.000      40         5.17          10.560       239.71          4.06    $800,110  $5,410,214.48
 65.000* LTV* = 70.000      32         3.25          10.617       240.47          3.71    $650,020  $3,395,597.60
 70.000* LTV* = 75.000      46         9.50          10.610       274.58          3.68    $850,080  $9,938,933.22
 75.000* LTV* = 80.000      31         3.96          10.494       218.15          4.81    $669,058  $4,146,268.62
 80.000* LTV* = 85.000      29         4.15          10.541       255.18          3.75    $750,000  $4,339,140.47
 85.000* LTV* = 90.000      27         4.15          10.357       254.48          3.67    $800,110  $4,341,106.33
 90.000* LTV* = 95.000      17         1.91          10.622       220.77          1.72    $531,103  $1,996,643.35
 95.000* LTV* = 100,000     16         1.67          10.578       175.55          4.06    $500,000  $1,752,224.00
100.000* LTV* = 120..000    63         5.83          10.714       178.94          4.33    $620,062  $6,096,513.64
120.000* LTV* = 140.000     34         3.56          10.750       138.95          3.47    $633,137  $3,720,445.89
140.000* LTV* = 160.000     20         1.43          10.769       139.91          2.70    $150,000  $1,499,966.58
160.000* LTV* = 180.000     14          .99          10.640       116.13          2.09    $212,750  $1,040,407.66
180.000* LTV* = 200.000     25         2.57          10.791       142.46          3.96    $450,000  $2,686,738.45
200.000* LTV* = 220.000     20         1.38          10.752       131.22          4.10    $151,250  $1,441,798.26
220.000* LTV* = 240.000     14          .75          10.541       124.89          4.41    $197,500    $789,600.84
240.000* LTV* = 260.000      9          .85          10.738       137.42          2.51    $243,750    $890,223.99
260.000* LTV* = 280.000      5          .39          10.918       110.19          4.09    $205,750    $413,005.77
280.000* LTV* = 300.000      3          .16          10.618       108.81          2.71     $71,750    $163,247.18
300.000* LTV                69         5.30          10.599       114.74          3.25    $749,050  $5,544,014.65
---------------------------------------------------------------------------------------------------------------------
Total.....                894       100.00%         10.570        224.06          3.79    $850,080 $104,615,625.32
=====================================================================================================================
*=LESS THAN

                                                   GROSS MARGIN
--------------------------------------------------------------------------------------------
                                                                   WA                 Max. Orig        Total
             Gross                    #        %                   Rem         WA      Loan         Current
             Margin                 Loan      Pool     WAC         Term        Age     Amount        Balance
0.75% * Gross Margin* = 1.00%         1        .11     9.500        295.00     5.00    $115,250         $114,765.29
1.00% * Gross Margin* = 1.25%         5       1.50     9.635        295.34     3.72    $607,122       $1,569,301.37
1.25% * Gross Margin* = 1.50%        73      11.25     9.989        258.50     3.42    $800,110      $11,771,837.73
1.50% * Gross Margin* = 1.75%        85      12.71    10.250        240.55     4.35    $780,147      $13,298,684.97
1.75% * Gross Margin* = 2.00%       260      31.03    10.496        230.69     3.53    $840,156      $32,461,279.71
2.00% * Gross Margin* = 2.25%       202      21.45    10.730        209.78     3.83    $800,110      $22,440,672.77
2.25% * Gross Margin* = 2.50%       144      15.35    10.998        215.66     4.23    $850,080      $16,060,170.38
2.50% * Gross Margin* = 2.75%       122       6.58    11.242        150.99     3.39    $456,109       $6,883,037.54
3.50% * Gross Margin* = 3.75%         2        .02    12.250         93.65     5.86      $9,400          $15,875.56
-----------------------------------------------------------------------------------------------------------------------
Total.....                          894     100.00%    10.570       224.06     3.79    $850,080     $104,615,625.32
=======================================================================================================================
*=LESS THAN

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND
WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                                   Gross Life Cap
--------------------------------------------------------------------------------------------

                                   WA             Max. Orig     Total
             Gross                 #        %        Rem          WA        Loan      Current
           Life Cap               Loan     Pool      WAC         Term       Age        Amount        Balance
           Capless               646     64.44     10.584      207.04      3.65      $850,080    67,409,849.28
14.25% * Gross Life Cap* = 14.50   1       .35      9.750      295.00      5.00      $365,918      $364,436.04
14.50% * Gross Life Cap* = 14.75   6      1.35      9.714      297.11      2.89      $607,122    $1,415,072.65
14.75% * Gross Life Cap* = 15.00  26      4.28     10.122      263.45      4.91      $800,110    $4,476,346.00
15.00% * Gross Life Cap* = 15.25  44      6.48     10.405      261.33      5.23      $800,110    $6,777,567.85
15.25% * Gross Life Cap* = 15.50  70     12.01     10.589      247.84      3.41      $786,125    $12,561,658.60
15.50% * Gross Life Cap* = 15.75  60      8.03     10.786      255.82      3.85      $800,110     $8,402,600.80
15.75% * Gross Life Cap* = 16.00  28      2.50     11.067      240.20      3.88      $658,099     $2,617,270.09
16.00% * Gross Life Cap* = 16.25  13       .56     11.250      191.86      3.08      $67,250        $590,824.01
------------------------------------------------------------------------------------------------------------------
Total.....                       894    100.00%    10.570      224.06      3.79      $850,080   $104,615,625.32
==================================================================================================================
*=LESS THAN

                                                 Gross Life Floor
------------------------------------------------------------------------------------------------------

                                                               WA                       Max. Orig         Total
 Gross                          #        %                     Rem                WA      Loan            Current
 Life Floor                   Loan     Pool       WAC          Term               Age    Amount           Balance
 0.00%* =Life Floor* = 1.00%     1      .11     9.500           295.00            5.00  $115,250          $114,765.29
 1.00%*  Life Floor* = 1.50%    61     8.86     9.978           249.76            3.39  $750,000        $9,267,444.57
 1.50%*  Life Floor* = 2.00%   238    27.49    10.422           220.62            3.78  $840,156       $28,757,846.01
 2.00%*  Life Floor* = 2.50%   248    22.62    10.867           189.44            3.74  $850,080       $23,662,663.24
 2.50%*  Life Floor* = 3.00%    96     5.34    11.241           139.37            3.05  $456,109        $5,591,254.61
 3.50%*  Life Floor* = 4.00%     2      .02    12.250            93.65            5.86    $9,400           $15,875.56
 4.00%*  Life Floor* = 4.25%     2      .92     9.579           298.12            1.88  $607,122          $960,441.73
 4.25%*  Life Floor* = 4.50%     7     1.37     9.937           285.63            3.48  $365,918        $1,435,337.32
 4.50%*  Life Floor* = 4.75%    14     2.42    10.205           287.59            3.86  $780,147        $2,535,316.42
 4.75%*  Life Floor* = 5.00%    37     5.90    10.321           257.36            3.74  $800,110        $6,169,282.29
 5.00%*  Life Floor* = 5.25%    53     7.23    10.522           251.59            4.28  $800,110        $7,565,215.36
 5.25%*  Life Floor* = 5.50%    57    10.21    10.671           245.36            3.53  $786,125       $10,676,868.15
 5.50%*  Life Floor* = 5.75%    42     4.70    10.836           248.15            4.35  $750,000        $4,920,412.23
 5.75%*  Life Floor* = 6.00%    23     1.97    11.046           246.30            6.77  $760,134        $2,060,311.69
 6.00%*  Life Floor* = 6.25%    11      .71    11.066           239.44            6.08  $120,250          $745,871.52
 6.25%*  Life Floor* = 6.50%     2      .13    11.057           293.90            6.10  $105,600          $136,719.33
------------------------------------------------------------------------------------------------------------------------
Total.....                     894   100.00%   10.570           224.06            3.79  $850,080      $104,615,625.32
=========================================================================================================================
*=LESS THAN

                                       ORIGINAL UNGUARANTEED MORTGAGE AMOUNT
------------------------------------------------------------------------------------------------------

                                                                    WA                    Max. Orig          Total
Orig. Unguar.                                  #         %          Rem          WA         Loan            Current
Mortgage Amt.                      Loan      Pool       WAC         Term         Age        Amount          Balance
           Balance* =   25,000        55         .87    11.093       136.76       3.83   $20,000             $912,128.96
  25,000*  Balance* =   50,000       234        8.23    10.796       161.26       3.87   $50,000           $8,608,724.41
  50,000*  Balance* =   75,000       164        9.63    10.669       184.12       3.28   $75,000          $10,069,294.98
  75,000*  Balance* =  100,000       126       10.36    10.612       184.86       3.77  $100,000          $10,839,763.59
 100,000*  Balance* =  150,000       157       18.07    10.516       217.28       3.88  $150,000          $18,907,215.53
 150,000*  Balance* =  207,000        61       10.23    10.472       244.00       3.98  $205,750          $10,702,517.78
 207,000*  Balance* =  250,000        22        4.77    10.490       221.03       3.34  $250,000           $4,988,694.07
 250,000*  Balance* =  300,000         7        1.74    10.574       254.07       2.44  $273,039           $1,818,527.28
 300,000*  Balance* =  350,000         4        1.24    10.416       260.42       5.93  $350,000           $1,298,415.70
 350,000*  Balance* =  400,000         9        3.09    10.251       282.13       4.10  $375,075           $3,235,528.06
 400,000*  Balance* =  450,000         5        2.01    10.606       227.44       3.83  $450,000           $2,097,570.05
 450,000*  Balance* =  500,000        13        5.96    10.571       243.95       3.56  $500,000           $6,231,675.28
 500,000*  Balance* =  600,000        10        5.34    10.672       260.33       2.54  $597,125           $5,587,867.42
 600,000*  Balance* =  750,000        19       12.36    10.527       259.96       4.55  $750,000          $12,927,042.63
 750,000*  Balance* =1,000,000         8        6.11    10.532       269.32       3.85  $850,080           $6,390,659.58
-------------------------------------------------------------------------------------------------------------------------
Total.....                           894      100.00%   10.570       224.06       3.79  $850,080         $104,615,625.32
=========================================================================================================================
*=LESS THAN

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL
TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE
PROSPECTUS SUPPLEMENT.


                      CURRENT UNGUARANTEED MORTGAGE AMOUNT
------------------------------------------------------------------------------------------------------
                                                                   WA                   Max. Orig        Total
 Current Unguar.                     #         %                  Rem           WA         Loan         Current
Mortgage Amt.                      Loan      Pool     WAC         Term         Age        Amount        Balance
           Balance* =   25,000      61        1.01     11.080     131.97        4.06        $26,015     $1,060,563.37
   25,000* Balance* =   50,000     231        8.23     10.791     161.46        3.89        $62,250     $8,607,644.74
   50,000* Balance* =   75,000     170       10.12     10.655     183.53        3.33        $78,000    $10,588,600.31
   75,000* Balance* =  100,000     120       10.01     10.625     184.15        3.77       $103,000    $10,470,340.86
 100,000 * Balance* =  150,000     156       18.07     10.519     217.19        3.87       $158,669     $18,907,702.94
 150,000 * Balance* =  200,000      56        9.36     10.455     245.34        4.03       $229,000      $9,789,824.45
 200,000 * Balance* =  250,000      26        5.59     10.475     224.35        3.14       $251,051      $5,853,228.73
 250,000 * Balance* =  300,000       6        1.50     10.665     275.55        2.67       $273,039      $1,568,961.20
 300,000 * Balance* =  350,000       6        1.91     10.358     272.14        5.95       $350,020      $1,994,275.76
 350,000 * Balance* =  400,000       9        3.18     10.311     259.10        3.44       $400,085      $3,331,515.68
 400,000 * Balance* =  450,000       3        1.25     10.668     246.69        4.35       $450,000      $1,305,722.37
 450,000 * Balance* =  500,000      13        5.96     10.571     243.95        3.56       $500,000      $6,231,675.28
 500,000 * Balance* =  600,000      11        5.91     10.607     263.68        2.78       $600,075      $6,186,218.34
 600,000 * Balance* =  750,000      18       11.78     10.553     258.26        4.52       $750,000     $12,328,691.71
 750,000 * Balance* =1,000,000       8        6.11     10.532     269.32        3.85       $850,080      $6,390,659.58
----------------------------------------------------------------------------------------------------------------------
Total.....                         894      100.00%    10.570     224.06        3.79       $850,080    $104,615,625.32
========================================================================================================================
*=LESS THAN

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND
WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                              GEOGRAPHIC DISTRIBUTION
--------------------------------------------------------------------------------------------------------------

                         WA                               WA    Min. Curr  Max. Curr     Total         Avg.
       #      %          Rem        WA     MIN     MAX    Orig  Loan       Loan         Current       Curr
State  Loans Pool  WAC   Term       Age    AGE    AGE     LTV   Amount    Amount        Balance       Bal
AK    1    .52   11.000  298.00     2.00   2.00   2.00    .00   $542,338   $542,338    $542,338      $542,338
AL    9    .54   10.849  206.84     5.16    .00   9.00    .00     $9,036   $179,709    $563,788       $62,643
AR    5    .69   10.516  268.50     1.24    .00   6.00    .00    $25,666   $531,000    $722,236      $144,447
AZ   67   7.87   10.406  213.59     3.91    .00  19.00    .00    $14,369   $725,830  $8,237,729      $122,951
CA  218  23.36   10.468  219.66     3.89    .00  20.00    .00     $6,840   $840,013 $24,443,022      $112,124
CO   48   4.42   10.600  242.77     4.75    .00  20.00    .00     $9,689   $496,033  $4,626,807       $96,392
CT    6    .33   10.393  239.82     2.79   2.00   6.00    .00    $17,902   $125,000    $343,413       $57,236
DC    3    .61   11.026  116.91     3.09   2.00   7.00    .00    $41,633   $492,687    $641,500      $213,833
DE    1    .09   11.000  177.00     3.00   3.00   3.00    .00    $97,992    $97,992     $97,992       $97,992
FL   52   4.52   10.684  199.72     4.41    .00   8.00    .00    $17,600   $614,431  $4,730,722       $90,975
GA   11   2.36   10.486  188.46     3.65    .00   8.00    .00    $28,053   $722,786  $2,464,527      $224,048
HI    6    .30   10.870  183.57     4.14   2.00   6.00    .00    $18,252    $81,500    $312,981       $52,163
IA    1    .48    9.750  179.00     1.00   1.00   1.00    .00   $497,953   $497,953    $497,953      $497,953
ID   15   1.17   10.583  241.39     3.88    .00   7.00    .00    $18,456   $264,476  $1,222,244       $81,483
IL   22   2.65   10.507  205.60     2.62    .00   8.00    .00    $35,340   $498,882  $2,772,588      $126,027
IN    8    .45   10.635  266.44     4.68   2.00   7.00    .00    $16,946   $172,263    $470,150       $58,769
KS    3    .11   10.809  176.48     2.54   1.00   4.00    .00    $13,975    $56,486    $119,364       $39,788
KY   14   1.42   10.659  189.32     4.33    .00   7.00    .00    $32,972   $443,937  $1,489,830      $106,416
LA    3    .16   10.983  116.09     3.91   3.00   7.00    .00    $25,892    $92,296    $169,975       $56,658
MA    2    .34   10.851  172.35     5.11    .00   6.00    .00    $53,125   $303,413    $356,538      $178,269
MD   23   2.21   10.784  204.55     3.44    .00   7.00    .00    $29,860   $647,514  $2,311,727      $100,510
ME    3    .16   10.724  140.69      .62    .00   1.00    .00    $43,432    $64,000    $168,466       $56,155
MI   10   1.55   10.690  234.03     5.52   2.00   8.00    .00    $17,423   $580,184  $1,619,646      $161,965
MN   22   1.29   10.569  161.29     3.17    .00   7.00    .00    $18,835   $216,792  $1,346,616       $61,210
MO    6    .28   10.752  147.21     5.18   4.00   7.00    .00    $19,331   $102,824    $294,451       $49,075
MS    2    .10   10.825  106.50     1.50    .00   5.00    .00    $31,009    $72,500    $103,509       $51,755
MT    3    .17   10.552  207.29     3.28   1.00   6.00    .00    $38,191    $74,425    $182,033       $60,678
NC   21   3.78   10.560  261.24     2.91    .00   8.00    .00    $28,889   $800,002  $3,952,825      $188,230
NE    3    .91   10.216  270.45      .89    .00   4.00    .00    $24,536   $750,000    $948,786      $316,262
NH    1    .03   11.000  102.00     6.00   6.00   6.00    .00    $33,803    $33,803     $33,803       $33,803
NJ   19   2.35   10.547  204.11     4.13    .00   7.00    .00    $25,396   $784,839  $2,455,785      $129,252
NM    4    .34   10.275  201.78     3.32   1.00   6.00    .00    $63,069   $116,791    $355,584       $88,896
NY   27   2.38   10.579  237.00     5.19   1.00  17.00    .00    $13,764   $347,790  $2,486,088       $92,077
OH   21   4.08   10.802  255.91     4.12    .00   8.00    .00    $14,988   $846,726  $4,264,750      $203,083
OK   10    .86   10.500  196.47     3.68    .00   7.00    .00    $17,988   $191,221    $901,651       $90,165
OR   21   2.53   10.636  255.33     4.47   1.00   8.00    .00    $26,000   $587,548  $2,644,336      $125,921
PA   25   2.28   10.691  197.02     2.34    .00   7.00    .00    $25,058   $272,772  $2,388,814       $95,553
RI    1    .07   10.250  115.00     5.00   5.00   5.00    .00    $72,690    $72,690     $72,690       $72,690
SC    9   1.22   10.705  259.20     3.66   1.00   5.00    .00    $38,250   $432,282  $1,273,680      $141,520
SD    1    .69   10.500  298.00     2.00   2.00   2.00    .00   $725,939   $725,939    $725,939      $725,939
TN    4   1.05   10.512  156.76     5.71   2.00   7.00    .00    $25,356   $614,894  $1,102,008      $275,502
TX   74   9.24   10.563  251.88     3.24    .00   8.00    .00    $19,535   $750,000  $9,670,714      $130,685
UT    5    .28   10.614  131.58     2.19    .00   7.00    .00    $18,714    $96,250    $292,233       $58,447
VA   26   2.30     .693  204.94     4.64    .00   7.00    .00    $13,800   $604,074  $2,408,595       $92,638
VT    1    .43   10.500  248.00     4.00   4.00   4.00    .00   $452,545   $452,545    $452,545      $452,545
WA   40   4.87   10.609  237.69     3.16    .00   8.00    .00    $14,972   $506,351  $5,093,734      $127,343
WI   13   1.91   10.929  249.32     5.39    .00   8.00    .00    $27,250   $756,464  $1,993,857      $153,374
WV    3    .20   10.786  173.46     3.99   2.00   6.00    .00    $60,116    $91,734    $214,119       $71,373
WY    1    .03   11.250  115.00     5.00   5.00   5.00    .00    $30,948    $30,948     $30,948       $30,948
------------------------------------------------------------------------------------------------------------------
Total 894 100.00% 10.570 224.06     3.79    .00  20.00    .00     $6,840   $846,726 $104,615,625     $117,020
=====================================================================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL
TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE
PROSPECTUS SUPPLEMENT.



                     Excess Int. Avail. for Unguar. Portion
                         Scaled to the Unguar. Portion
--------------------------------------------------------------------------------------------
         Excess                                                    WA                    Max. Orig        Total
         on Guar                   #         %                     Rem           WA         Loan         Current
         Portion                  Loan      Pool      WAC          Term         Age        Amount        Balance
         Excess on Guar = 0.00     78       12.81     9.952         263.02      3.29       $800,110     $13,404,355.07
 .0000*  Excess on Guar*=  .50     19       10.15    10.374         241.54      3.99       $840,156     $10,620,821.95
 .5000*  Excess on Guar*= 1.00    102       20.83    10.517         260.29      4.20       $850,080     $21,791,914.40
1.0000*  Excess on Guar*= 1.50    247       26.32    10.575         225.96      3.69       $660,021     $27,536,837.23
1.5000*  Excess on Guar*= 2.00     13        2.03    10.906         236.78      5.99       $500,000      $2,122,380.14
2.0000*  Excess on Guar*= 2.50    174       13.75    10.771         185.97      3.44       $456,109     $14,389,738.71
2.5000*  Excess on Guar*= 3.00    131        7.89    10.989         163.79      3.76       $243,750      $8,252,740.92
3.0000*  Excess on Guar*= 3.50      2         .14    11.052         290.32      9.68       $120,250        $150,987.10
3.5000*  Excess on Guar*= 4.00     92        5.50    11.245         139.34      3.47       $250,000      $5,748,956.01
4.0000*  Excess on Guar*= 4.50      1         .02    11.000         115.00      5.00        $20,000         $19,517.91
4.5000*  Excess on Guar*= 5.00     33         .54    11.250         133.75      3.94        $20,000        $561,500.32
8.5000*  Excess on Guar*= 9.00      2         .02    12.250          93.65      5.86         $9,400         $15,875.56
------------------------------------------------------------------------------------------------------------------------
Total.....                        894      100.00%   10.570         224.06      3.79       $850,080    $104,615,625.32
=========================================================================================================================
*=LESS THAN

                            Guaranteed Percent RANGE
--------------------------------------------------------------------------------------------
                                                                   WA                   Max. Orig        Total
           Guar.                     #         %                  Rem           WA         Loan         Current
          Percent                   Loan      Pool    WAC         Term         Age       Amount         Balance
 0.000*  Guaranteed %* = 50.00      16        10.64    10.564      270.06       3.79     $850,080        $11,131,290.58
50.000*  Guaranteed %* = 55.00      14         8.50    10.640      245.24       4.39     $749,050         $8,887,660.90
55.000*  Guaranteed %* = 60.00      10         5.45    10.446      279.29       3.37     $607,122         $5,700,556.67
60.000*  Guaranteed %* = 65.00      20         8.15    10.547      247.83       3.72     $500,000         $8,528,081.54
65.000*  Guaranteed %* = 70.00      20         4.60    10.368      258.00       5.31     $400,085         $4,812,969.60
70.000*  Guaranteed %* = 75.00     759        61.79    10.584      203.92       3.64     $309,016        $64,642,937.07
75.000*  Guaranteed %* = 80.00      55          .87    11.093      136.76       3.83      $20,000           $912,128.96
--------------------------------------------------------------------------------------------------------------------------
Total.....                         894       100.00%   10.570      224.06       3.79     $850,080       $104,615,625.32
=========================================================================================================================
*=LESS THAN

                                       DEBT SERVICE COVERAGE RATIO RANGE
--------------------------------------------------------------------------------------------
                                                            WA                  Max. Orig        Total
             DSCR             #       %                    Rem        WA        Loan            Current
             RANGE           Loan    Pool      WAC        Term       Age        Amount          Balance
        DSCR* = 0.000         25     1.57     10.756       185.37     3.35       $189,500      $1,643,766.85
0.000*  DSCR* = 0.500         43     4.19     10.603       213.71     3.51       $840,156      $4,384,696.50
0.500*  DSCR* = 1.000         77     7.32     10.626       222.59     4.25       $750,000      $7,656,750.82
1.000*  DSCR* = 1.500        383    48.65     10.530       234.10     3.86       $850,080     $50,900,264.21
1.500*  DSCR* = 2.000        186    22.29     10.633       221.08     3.22       $800,110     $23,318,490.67
2.000*  DSCR* = 2.500         85     8.74     10.544       207.57     4.63       $760,134      $9,147,349.90
2.500*  DSCR* = 3.000         42     3.05     10.509       221.59     3.76       $780,147      $3,192,090.76
3.000*  DSCR* = 4.000         32     2.32     10.573       208.22     4.17       $361,571      $2,431,602.20
4.000*  DSCR* = 5.000          9     1.03     10.783       132.43     4.20       $500,000      $1,078,375.90
5.000*  DSCR* = 6.000          6      .41     10.468       180.61     3.70       $130,750        $430,519.24
6.000*  DSCR* = 7.000          1      .10     10.000       239.00     1.00       $104,000        $103,862.89
7.000*  DSCR* = 8.000          2      .08     11.087       180.66     1.73        $56,500         $86,473.36
8.000*  DSCR* = 9.000          1      .18     10.500       237.00     3.00       $188,000        $187,298.91
9.000*  DSCR* =10.000          2      .05     11.090        88.30     3.36        $35,250         $54,083.11
Total.....                   894   100.00%    10.570       224.06     3.79       $850,080    $104,615,625.32
=============================================================================================================
*=LESS THAN

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND
WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                  INDUSTRY CODE
------------------------------------------------------------------------------------------------------
                                                                  WA                    Max. Orig        Total
                                     #         %                  Rem           WA         Loan         Current
    Industry Code                  Loan       Pool    WAC         Term         Age        Amount        Balance
Agricultural Services               38        3.20    10.502      218.13      3.17        $212,750     $3,342,736.40
Amusement, Recreation Ser            9         .75    10.637      173.71      4.11        $240,000       $784,753.03
Amusement and Recreation             1         .02    11.250       94.00      2.00         $20,000        $19,738.38
Auto Repair, Services & Pa           3         .21    10.585      284.23      7.66         $93,300       $224,637.89
Construction  Highway                2         .23    10.132      296.53      3.47        $175,000       $237,216.12
Construction  Htg, Plumb            19        1.66    10.736      177.63      3.66        $250,000     $1,740,408.21
Construction  Non-reside             1         .12    10.500      235.00      5.00        $130,750       $130,637.04
Construction - Residentia            1         .03    10.750      297.00      3.00         $32,000        $31,896.58
Finance, Insurance, Real             3         .30    10.238      263.45      4.34        $185,000       $315,725.00
Health Services                    124        8.17    10.691      147.29      3.73        $800,110     $8,544,511.46
Hotels & Motels                     50       22.26    10.622      281.56      3.72        $850,080    $23,289,608.12
Hotels and other Lodging             1         .07    10.500      297.00      3.00         $88,000        $75,292.95
Insurance Agents, Brokers            4         .60    10.472      249.43      2.69        $429,574      $622,785.95
Legal Services                      11         .92    10.376      279.56      3.52        $189,500      $966,435.71
Manu - Apparel and other             1         .34    10.500      293.00      7.00        $361,571      $359,137.81
Manufacturing - Chemical            17        1.92    10.570      239.88      3.18        $248,515    $2,007,454.08
Manufacturing - Electroni            2         .31    10.340      191.19      5.72        $210,675      $327,282.42
Manufacturing - Food, Bvg            3         .16    10.642      234.42      3.47         $75,500      $171,586.95
Manufacturing - Industrial           5         .58    10.534      227.62      4.82        $198,000      $610,395.62
Manufacturing - Lumber &            16        1.96    10.565      227.69      3.85        $500,000    $2,053,671.24
Manufacturing - Textile              5        1.29    10.267      233.33      4.19        $780,147    $1,349,418.07
Manufacturing - Transport            6        2.33    10.434      243.27      2.69        $800,110    $2,434,970.84
Motion Picture                       2         .16    10.344      220.71      4.00        $107,250      $169,054.79
Office/Clinics - Dentist           144       12.12    10.473      166.40      3.86        $500,000   $12,678,650.88
Office/Clinics - Doctor             19        2.90    10.429      247.87      2.64        $840,156    $3,028,639.11
Public Transportation & U           14        1.23    10.662      221.66      2.58        $238,750    $1,290,517.29
Real Estate Operators & L            5         .40    10.475      258.23      3.32        $186,750      $421,482.01
Retail - Alcholic Beverage           6         .92    10.882      224.15      4.01        $480,069      $957,658.18
Retail - Apparel,Acess,Fu           17        2.13    10.339      231.60      4.05        $607,122    $2,228,386.41
Retail - Auto Dlrs & Serv            1         .07    10.750      292.00      8.00         $74,700       $74,236.62
Retail - Automobile                 13        1.33    10.356      247.02      3.83        $229,000    $1,392,633.86
Retail - Boat, RV, M'cycl            3         .55    10.323      254.86      4.10        $350,020      $571,172.75
Retail - Eating and Drink            1         .04    11.000      268.00      8.00         $46,500       $46,381.01
Retail - Gasoline Svc Stn           11        1.59    10.767      239.61      3.56        $509,014    $1,659,306.38
Retail - Miscellaneous              35        3.09    10.720      215.20      4.51        $620,062    $3,237,081.66
Retail - Personal & House           29        3.18    10.612      208.81      4.22        $633,137    $3,321,821.19
Retail - Prepared Food &           102        7.52    10.736      178.07      4.24        $597,125    $7,862,609.62
Services - Auto Repair              50        3.73    10.636      239.05      3.70        $241,500    $3,899,742.15
Services - Business                 35        3.49    10.364      231.45      4.49        $600,075    $3,649,989.65
Services - Educ & Soc                8         .85    10.864      280.87      3.61        $265,017      $887,523.56
Services - Misc Repair               5         .41    10.556      252.94      3.95        $221,500      $431,975.29
Services - Museums, Bus &           18        1.24    10.447      257.68      3.43        $146,000    $1,301,344.55
Services - Personal                 22        1.39    10.485      222.31      4.56        $224,500    $1,449,861.03
Wholesale - Durable Goods           17        2.37    10.469      226.65      3.59        $500,000    $2,479,123.83
Wholesale - Non-Durable G           13        1.73    10.438      227.59      3.09        $450,000    $1,814,339.94
Wholesale Parts & Tires              2         .12    10.650      290.15      5.65         $79,500      $121,793.69
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Total.....                         894      100.00%   10.570     224.06       3.79        $850,080  $104,615,625.32
============================================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND
WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.
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